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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      -----------------------------------
                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 7, 2009

                             CHANDLER (U.S.A.), INC.
             (Exact name of registrant as specified in its charter)


            OKLAHOMA              1-15135                73-1325906
  (State or other jurisdiction  (Commission           (I.R.S. Employer
        of incorporation)       File Number)          Identification No.)


                  1010 MANVEL AVENUE, CHANDLER, OKLAHOMA 74834
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (405) 258-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 7, 2009, Tullius Taylor Sartain & Sartain LLP, the prior independent registered public accounting firm of Chandler (U.S.A.), Inc. (the "Company"), and Hogan & Slovacek, P.C. merged their operations to become HoganTaylor LLP ("HoganTaylor"). The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor which will continue the practices of each of the merged firms. Consequently, HoganTaylor has assumed the role of the independent registered public accounting firm of the Company, subject to the approval or ratification of the Company's audit committee.


As this is a combination of the two existing accounting firms and their respective practices, there was no resignation of the predecessor firm. Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

The reports of Tullius Taylor Sartain & Sartain LLP regarding the Company's financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007 and 2006, and during the period from December 31, 2007 through January 7, 2009, there were no disagreements with Tullius Taylor Sartain & Sartain LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tullius Taylor Sartain & Sartain LLP would have caused it to make reference to such disagreement in its report.

The Company provided HoganTaylor as the successor to Tullius Taylor Sartain & Sartain LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that HoganTaylor, as such successor, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated January 7, 2009, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01  EXHIBITS

EXHIBIT NUMBER     DESCRIPTION
16.1               Letter from HoganTaylor LLP to the Securities and Exchange
                   Commission dated January 7, 2009.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CHANDLER (U.S.A.), INC.


Date: January 12, 2009              By: /s/ W. Brent LaGere
                                    ------------------------------------------
                                    W. Brent LaGere
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    (Principal Executive Officer)